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EXHIBIT 10.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-8300, 333-76280, 333-76282, 333-103944, 333-103945 and 333-103946) of Centerpulse Ltd of our report dated March 10, 2003, included in this Annual Report on Form 20-F, relating to the financial statements of Centerpulse Ltd, which are included in this Annual Report on Form 20-F.

PricewaterhouseCoopers AG
/s/ R. RAUSENBERGER	/s/ ST. HAAG
R. Rausenberger	St. Haag
Winterthur, Switzerland, April 17, 2003

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  EXHIBIT 10.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS